UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2010

Omnicare, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

1-8269	31-1001351
(Commission File Number)	(I.R.S. Employer Identification No.)

100 East RiverCenter Boulevard Covington, Kentucky 41011
(Address of Principal Executive Offices, Including Zip Code)

(859) 392-3300
(Registrant’s telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 28, 2010, Omnicare, Inc. issued a press release announcing its financial results for the three and nine months ended September 30, 2010.  A copy of the release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

In addition, a copy of the supplemental slides which will be discussed during the Company’s earnings call at 9:00 a.m. Eastern Time on Thursday, October 28, 2010 is attached to this report as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

99.1         Press Release of Omnicare, Inc., dated October 28, 2010.

99.2         Supplemental slides provided in connection with the third quarter 2010 earnings call of Omnicare, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICARE, INC.

By:	/s/ John L. Workman
Name: Title:	John L. Workman Executive Vice President and Chief Financial Officer

Dated:  October 28, 2010

INDEX TO EXHIBITS

Exhibit Number               Description of Exhibit

99.1                          Press Release of Omnicare, Inc., dated October 28, 2010

        99.2                           Supplemental slides provided in connection with the third quarter 2010 earnings call of Omnicare, Inc.